EXHIBIT 3.1

ROSS MILLER Secretary of State 206 North Carson Street
Carson City, Nevada 89701-4299
(775) 684 5708	Filed in the office of
Website: secretaryofstate.biz	/s/ Ross Miller	Document Number:
	Ross Miller	20090690770-20

Articles of Incorporation (PURSUANT TO NRS 78)	Secretary of State	Date Filed:
	State of Nevada	09/21/2009 9:30 AM
In the office of

Enitity Number
E0503992009-8

Important: Read attached instructions before completing form.	ABOVE SPACE IS FOR OFFICE USE ONLY

1.	Name of Corporation:	CUBA BUSINESS DEVELOPMENT GROUP, INC.

2.	Resident Agent	☐ Commercial Registered Agent:
	Agent for Service of Process: (check only one box)	Name
☒ Noncommercial Registered Agent OR ☐ Office or Poaltion with Entity (Name and address below) (Name and address below)
FELIX DANCIU
Name
6011 EL PARQUE AVENUE, 89146
Street Address City Zip Code

Optional Mailing Address City State Zip Code

3.	Shares:
	(number of shares Corporation is Authorized to issue)	Number of Shares with par value: 100,000,000 Par value: $0.001	Number of shares without par value NONE

4.	Names & Addresses	1) HUGO M. CANCIO
	of the Board of	Name
	Directors/Trustees:	8010 NW TERRACE MIAMI FL 33018
	(each director/Trustee	Street Address City State Zip Code
	Must be a natural person	2)
	at least 18 years of age:	Name
attach additional page
	if more than 3	Street Address City State Zip Code
directors/trustees)

5.	Purpose: (optional - see instructions)	The purpose of this Corporation shall be: ANY LAWFUL PURPOSE

6.	Name, Address	HUGO M. CANCIO	/s/ HUGO M. CANCIO
	and Signature of	Name	Signature
	Incorporator:	8010 NW TERRACE, MIAMI, FL 33018
	(attach additional page	Address City State Zip Code
if more than 1
incorporator

7.	Certificate of	I hereby accept appointment as Resident Agent for the above named Entity.
	Acceptance of	☒ /s/ FELIX DANCIU	09/18/2009
	Appointment of	Authorized Signature of R.A. or On Behalf of R.A. Entity	Date
Resident Agent:

This form must be accompanied by appropriate fees.	Nevada Secretary of State Form 78 ARTICLES Revised on: 4-14-09